Exhibit 99.1

 © 2017 Globalscape  Globalscape Operational UpdateAnnual Shareholders Meeting5/10/17

 Agenda  2  © 2017 Globalscape  Globalscape by the NumbersQ1 2017 ResultsStrategic Growth AreasUpcoming Product ReleasesThe Future of Globalscape

 Globalscape by the Numbers  3  © 2016 Globalscape

Globalscape by the Numbers

Headquartered in
San Antonio, TX

95+%
Customer Retention

$26M
Cash + investments

136
employees

$86M
Market Cap

$0
debt

13,000
Customers in
150+ Countries

18
consecutive quarters of profitability

1.5%
dividend yield

Data as of 3/31/2017

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 Key Highlights   5  © 2016 Globalscape  Consistent Revenue Growth  Industry pioneer in managed file transferDiversified customer base of industry leadersNumerous company and product awardsPredictable business model with highly recurring revenue stream

 Q1 2017 Results  6  © 2016 Globalscape

   7  © 2017 Globalscape  Selected Financial Data  Q1 2017  $0.03 vs. $0.02 in Q1 2016   $751,000 (up to 92% YOY)  2016  Net income   $4 million(marking 17 consecutive quarters of profitability)   Diluted EPS  $0.18  $8.3 million, up 13% YoY  13% increaseQ1 2017 revenue compared to Q1 2016  Revenue  $33.3 million, up 8% YoY  Adjusted EBITDA   $7.1 million  Strong Balance Sheet (3/31/2017)  $26MCash & Investments   $0 notes payable & long-term debt  $1.4 million, up 69% YoY

 Q1 2017 Results  8  © 2017 Globalscape  Strong quarter operationally and financially$8.3M in Revenue – 12.6% YOYEFT License Revenue up 14.4% YOYEFT Platform Revenue up 16.2% YOYM&S Revenue up 15.2% (90%+ Renewal Rate)Increased Pro Services Revenue 14.2% and Gross Margin (now 48.6%)

   Steady Financial Performance  9  © 2017 Globalscape              Gross Profit$ millions  Net Income$ millions  Revenue$ millions

 Strategic Growth Areas  10  © 2016 Globalscape

Key Strategic Growth Opportunities

Globalscape **transforming** into a more **innovative**, **scalable**, and **cloud-centric** organization

Accelerate
organic growth via the **EFT platform**

Expand
focus partnerships

Creating/ developing/ acquiring
technologies that are key to the data management strategy of any IT organization:

- data movement
- data integration
- data security

Focus on
Cloud offerings/ consumption models

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  Strategic Growth Areas  12  © 2017 Globalscape  Accelerating organic growth by enhancing and leveraging our best-in-class EFT platformCross Functional Customer Experience programNew website and new account-based marketing strategyExpansion of International and Domestic Channel

  Strategic Growth Areas  13  © 2017 Globalscape  Expanding our strategic and focus partnershipsCisco CertificationHewlett Packard OEMAppliance targeted at SMB

  Strategic Growth Areas  14  © 2017 Globalscape  Creating, developing and acquiring technologies that broaden our capabilities as well as facilitate expansion into adjacent marketsEFT Insight GA in Q2Cloud Enhancements - Azure and AWS Support iPaaS – Cloud Based Data Integration

 Upcoming Product Releases  15  © 2016 Globalscape

Product Release - EFT Insight GA in Q2

- Highly anticipated (June) by customers & partners
  - Incredibly positive feedback from BETA
- Features
  - Modern UI with great usability
  - Faster and easier data browsing through advanced filters and responsive UI
  - Comprehensive visibility into data transfers and automation
  - Easy status monitoring and troubleshooting for EFT and its subsystems

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  Product Release – EFT Cloud GA in Q3  17  © 2017 Globalscape  We’ll be ahead of the curve for Private Cloud (AWS & Azure)New EFT Cloud Services offering to be launched in Q3“Elastic” pricingElastic infrastructureAs cloud-native as it gets with existing EFT (except for the web-UI)

Product Release – iPaaS
Cloud Based Data Integration - GA in Q2

Line of business users

- Create point-to-point integrations incredibly fast and easily
- No coding required

Business analysts

- Inject powerful data manipulations without coding
- Create secure, cross organization processes

Developers

- Power your applications with scalability and flexibility
- Integrate with bespoke corporate systems

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Why Cloud?

- Industry shift is finally impacting Middleware
- Growth opportunity much greater than, and incremental to, on-premise
- Platform for future expansion
  - Better/faster innovation
  - Customer satisfaction/retention
- Recurring revenue
- Higher multiples in valuation



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Why Cloud Data Integration?

- Natural extension of what we do today
- Same buyer persona
- Up-levels the conversation to business problem
- Great opportunity to differentiate ourselves
- Opportunity to infuse security story into our cloud strategy
- Aligned with all the key trends in IT: cloud migration, Consumerization of IT
- iPaaS high growth, emerging market, USD 400mm, and will be USD 1B in 3-4 years, 15-17% CAGR


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The Future of Globalscape  21  © 2016 Globalscape

 22  © 2017 Globalscape    © 2017 Globalscape  22  DATA INTEGRATION  DATA SECURITY  DATA MOVEMENT                                              Securely Moving Your Digital World  A solid, traditional Managed File Transfer vendor in a highly competitive and mature market.        ENHANCED FILE TRANSFER (EFT)  Globalscape is an innovator in secure data exchange, moving data seamlessly across disparate platforms, navigating both private and public cloud implementations while ensuring a high level of security for data in transit and at rest.   Acquisition  Innovation    TOMORROW  The Future of Globalscape  TODAY

 The New Globalscape  23  © 2017 Globalscape  Globalscape increases your business agility by securing and automating the movement and integration of data, no matter where it resides.  Whether you are a line-of-business stakeholder struggling to connect multiple cloud applications or an IT professional tasked with integrating partner data into homegrown or legacy systems, Globalscape's powerful and intuitive platform simplifies the connectivity and integration of disparate data silos, accelerating business modernization.

 Questions?  © 2017 Globalscape